EXHIBIT 99.1

                                                                October 19, 2005


                            NORTHERN STATES FINANCIAL
                        THIRD QUARTER NET INCOME DECLINES


         WAUKEGAN, IL, October 19, 2005 - Northern States Financial Corporation (Nasdaq: NSFC), holding company for the Bank of Waukegan and First State Bank of Round Lake, today reported that third quarter 2005 earnings were $.03 per share compared with $.32 per share for the same quarter last year. Earnings during the third quarter of 2005 were affected by increases to the provision for loan and lease losses that were $1.7 million during the third quarter of 2005 compared with $500,000 during the three months ended September 30, 2004. The increase to the provision for loan and lease losses resulted from 2 loan relationships that experienced credit quality problems; a commercial loan totaling $5.2 million and a commercial real estate loan totaling $5.3 million.

         At September 30, 2005 the Company's nonperforming loans were $22.3 million, increasing $2.8 million from December 31, 2004. During the third quarter of 2005, the Company placed on nonaccrual status loans totaling $5.2 million on an entertainment center that is partially secured by equipment and $1.8 million secured by a motel, due to deterioration in the respective borrowers' financial conditions.

         Total assets of the Company at September 30, 2005, increased $9.1 million to $758.7 million from $749.6 million at December 31, 2004 due to increases in liquid assets. Loans and leases decreased $43.4 million from December 31, 2004 due to paydowns of loans by borrowers and decreased loan demand. The decline in loans, the increase of nonperforming loans and higher interest rates paid on certificates of deposit caused net interest income during the third quarter of 2005 to be $1.2 million less than the same quarter of 2004. Deposits at September 30, 2005, totaled $593.2 million as compared with $589.3 million at December 31, 2004.

                                                              NSFC Press Release
                                                                October 19, 2005

         For the nine months ended September 30, 2005, net income was $1,747,000, or $.41 per share, compared with $3,292,000, or $.76 per share, for the nine months ended September 30, 2004.

         The board of directors of the Northern States Financial Corporation has declared a cash dividend of $.07 per share payable on December 1, 2005 to stockholders of record at November 15, 2005. Total cash dividends for 2005 are expected to be $.62 per share, a decrease from $1.10 per share paid in 2004. The decreased net income of the Company in 2005 accounts for the decline in dividend from 2004.

         Northern States Financial Corporation is the holding company for the Bank of Waukegan, a full-service commercial bank founded in 1962 with six branches in Lake County, Illinois, and for the First State Bank of Round Lake, founded in 1949 with an additional two branches in Lake County, Illinois. Both banks serve the populations of northeastern Illinois and southeastern Wisconsin.

FORWARD-LOOKING INFORMATION

         Statements contained in this news release that are not historical facts may constitute forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended), which involve significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by the use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "plan," or similar expressions. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain and actual results may differ from those predicted. The Company undertakes no obligation to update these forward-looking statements in the future. Factors that could have a material adverse effect on the operations and could affect the outlook or future prospects of the Company and its subsidiaries include, but are not limited to, the potential for further deterioration in the credit quality of the Company's loan and lease portfolios, uncertainty regarding the Company's ability to ultimately recover on the surety bonds relating to equipment lease pools and other loans currently on nonaccrual status, unanticipated changes in interest rates, general economic conditions, increasing regulatory compliance burdens or potential legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of the Company's loan or investment portfolios, deposit flows, competition, demand for loan products and financial services in the Company's market area, and changes in accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements.

                                                              NSFC Press Release
                                                                October 19, 2005


                      NORTHERN STATES FINANCIAL CORPORATION
                              KEY PERFORMANCE DATA
                        ($ 000'S, EXCEPT PER SHARE DATA)

         QUARTER ENDED SEPTEMBER 30,                    2005           2004
         ----------------------------                   ----           ----
         Net Income                                  $   135         $1,389
         Basic Earnings Per Share                    $   .03         $  .32
         Return on Average Assets                        .07%           .71%
         Return on Average Equity                        .76%          7.51%
         Efficiency Ratio                              70.60%         63.50%
         Yield on Interest
             Earning Assets                             5.05%          4.53%
         Cost of Interest
             Bearing Liabilities                        2.76%          1.57%
         Net Interest Spread                            2.29%          2.96%


         NINE MONTHS ENDED SEPTEMBER 30,                2005           2004
         --------------------------------               ----           ----
         Net Income                                   $1,747         $3,292
         Basic Earnings Per Share                     $  .41         $  .76
         Return on Average Assets                        .31%           .56%
         Return on Average Equity                       3.22%          5.82%
         Efficiency Ratio                              74.60%         61.33%
         Yield on Interest
             Earning Assets                             4.97%          4.34%
         Cost of Interest
             Bearing Liabilities                        2.35%          1.50%
         Net Interest Spread                            2.62%          2.84%

                                                              NSFC Press Release
                                                                October 19, 2005


                      NORTHERN STATES FINANCIAL CORPORATION
                              KEY PERFORMANCE DATA
                        ($ 000'S, EXCEPT PER SHARE DATA)

                                                     SEPT. 30,          DEC. 31,
                                                       2005              2004
                                                       ----              ----
         Total Assets                                $758,723          $749,584
         Loans and Leases                             399,125           442,562
         Total Deposits                               593,157           589,344
         Total Stockholders' Equity                    71,340            73,182
         Nonperforming Loans and Leases                22,268            19,474
         Nonperforming Loans and Leases to
            Loans and Leases                             5.58%            4.40%
         Restructured Loans                          $ 12,237          $ 10,673
         Impaired Loans                              $ 28,204          $ 29,887
         Book Value per Share                          $16.61            $17.04
         Number of Shares Outstanding               4,295,105         4,295,105

                      NORTHERN STATES FINANCIAL CORPORATION
                                DIVIDEND HISTORY

                               June 1          December 1         Total
                               ------          ----------         -----
            2000                $.43              $.47            $ .90
            2001                 .48               .52             1.00
            2002                 .53               .53             1.06
            2003                 .54               .54             1.08
            2004                 .55               .55             1.10
            2005                 .55               .07              .62

FOR ADDITIONAL INFORMATION, CONTACT:
         FRED ABDULA, CHAIRMAN OF THE BOARD, (847) 244-6000 EXT. 238
Websites: www.bankofwaukegan.com
             www.nsfc.net

                                                              NSFC Press Release
                                                                October 19, 2005


NORTHERN STATES FINANCIAL CORPORATION
-------------------------------------
CONDENSED CONSOLIDATED BALANCE SHEETS
-------------------------------------
September 30, 2005 and December 31, 2004
(In thousands of dollars) (Unaudited)

                                                                   September 30,      December 31,
      Assets                                                          2005                2004
                                                                      ----                ----
Cash and due from banks                                           $ 26,883            $ 20,292
Interest bearing deposits in financial institutions -
    maturities less than 90 days                                       184                  75
Federal funds sold                                                  29,423               8,932
                                                                  --------            --------
   Total cash and cash equivalents                                  56,490              29,299
Securities available for sale                                      274,739             250,929
Loans and leases                                                   399,125             442,562
Less: Allowance for loan and lease losses                          (9,629)             (7,812)
                                                                  --------            --------
   Loans and leases, net                                           389,496             434,750
Federal Home Loan Bank and Federal Reserve Bank stock                2,709               2,138
Office buildings and equipment, net                                  9,334               9,313
Other real estate owned                                              4,986               4,802
Goodwill                                                             9,522               9,522
Core deposit intangible asset                                        2,434               2,782
Accrued interest receivable and other assets                         9,013               6,049
                                                                  --------            --------
   Total assets                                                   $758,723            $749,584
                                                                  ========            ========

      Liabilities and Stockholders' Equity
Liabilities
Deposits
   Demand - noninterest bearing                                   $ 59,259            $ 61,907
   Interest bearing                                                533,898             527,437
                                                                  --------            --------
      Total deposits                                               593,157             589,344
Securities sold under repurchase agreements                         71,424              59,764
Federal funds purchased                                                  0              15,000
Federal Home Loan Bank advances                                      6,500               6,500
Subordinated debentures                                             10,000                   0
Advances from borrowers for taxes and insurance                        539                 906
Accrued interest payable and other liabilities                       5,763               4,888
                                                                  --------            --------
      Total liabilities                                            687,383             676,402

Stockholders' Equity
Common stock                                                         1,789               1,789
Additional paid-in capital                                          11,584              11,584
Retained earnings                                                   65,487              66,102
Accumulated other comprehensive loss, net                           (2,860)             (1,633)
Treasury stock, at cost                                             (4,660)             (4,660)
                                                                  --------            --------
   Total stockholders' equity                                       71,340              73,182
                                                                  --------            --------
      Total liabilities and stockholders' equity                  $758,723            $749,584
                                                                  ========            ========

                                                              NSFC Press Release
                                                                October 19, 2005

NORTHERN STATES FINANCIAL CORPORATION
-------------------------------------
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
-------------------------------------------
Three and nine months ended September 30, 2005 and 2004
(In thousands of dollars, except per share data) (Unaudited)

                                                         Three months ended             Nine months ended
                                                       Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,
                                                         2005           2004           2005           2004
                                                         ----           ----           ----           ----
Interest income
   Loans (including fee income)                         $6,390         $6,014        $19,262        $17,393
   Securities
     Taxable                                             2,097          2,074          5,908          5,904
     Exempt from federal income tax                         69             95            229            288
   Federal funds sold and other                            224             76            618            244
                                                        ------         ------        -------        -------
       Total interest income                             8,780          8,259         26,017         23,829
                                                        ------         ------        -------        -------
Interest expense
   Time deposits                                         2,817          1,876          7,316          5,254
   Other deposits                                          736            405          1,905          1,169
   Repurchase agreements, federal funds
     purchased and Federal Home Loan Bank advances         600            218          1,440            779
  Subordinated debentures                                   27              0             27              0
                                                        ------         ------        -------        -------
       Total interest expense                            4,180          2,499         10,688          7,202
                                                        ------         ------        -------        -------
Net interest income                                      4,600          5,760         15,329         16,627
Provision for loan and lease losses                      1,700            500          2,428          3,050
                                                        ------         ------        -------        -------
Net interest income after provision for
   loan and lease losses                                 2,900          5,260         12,901         13,577
Noninterest income
   Service fees on deposits                                626            660          1,782          1,910
   Trust income                                            167            158            551            548
   Loss on sale of securities available for                  0              0          (169)              0
     sale
   Other operating income                                  365            342            974            881
                                                        ------         ------        -------        -------
       Total noninterest income                          1,158          1,160          3,138          3,339
                                                        ------         ------        -------        -------
Noninterest expense
   Salaries and employee benefits                        2,200          2,158          6,672          6,415
   Occupancy and equipment, net                            517            507          1,550          1,462
   Data processing                                         325            387          1,047          1,083
   Legal                                                    83            364            257            713
   Audit and other professional                            280             91            896            369
   Amortization of core deposit intangible                 116            116            348            348
     asset
   Write-down of other real estate owned                     0              0          1,067              0
   Other operating expenses                                544            771          1,939          1,856
                                                        ------         ------        -------        -------
       Total noninterest expense                         4,065          4,394         13,776         12,246
                                                        ------         ------        -------        -------
Income (loss) before income tax                             (7)         2,026          2,263          4,670
Income tax (benefit)                                      (142)           637            516          1,378
                                                        ------         ------        -------        -------
Net income                                              $  135         $1,389        $ 1,747        $ 3,292
                                                        ======         ======        =======        =======

Earnings per share                                      $ 0.03         $ 0.32        $  0.41        $  0.76

Comprehensive income (loss)                              ($296)        $3,528        $   520        $ 2,721

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